Filed Pursuant to Rule 497(a)
File No. 333-175654

Your Invitation to Participate in Our Managing Risk in Uncertainty Client Seminar
[ABC Financial Group] invites you to a seminar to learn about how the world's sophisticated investors manage risk in the face of persistent market uncertainty and how you can you borrow from their playbooks.
The seminar will be hosted by Franklin Square, an alternative investment sponsor that specializes in a type of investment called a non-traded Business
Development Company (BDC), which can help individuals diversify into private company investments. We hope you can join us for this informative session. Event details are below.
Note: An investment in a non-traded BDC is not suitable for all investors. Investing in non-traded BDCs is considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Because they are not listed on a securities exchange and no secondary market is expected to develop, it will be difficult to sell shares.
When Topics/Outline
[DATE] 6:30 PM Drinks/Reception
[TIME] 7:00 – 8:00 PM Dinner and Presentation by [NAME] of FS2 Capital Partners Where [LOCATION NAME] [ADDRESS] [CITY], [STATE] [ZIP] How to Register To register for this event please contact: [NAME] [E-MAIL ADDRESS] [PHONE NUMBER]
Securities offered through [XYZ Financial], Member FINRA/SIPC. Investment advice offered through [ABC Financial Group], a registered investment advisor and a separate entity from [XYZ Financial]. FS2 Capital Partners is a wholesaling broker dealer, Member FINRA/SIPC, and is not affiliated with [XYZ Financial].
This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus of FS Investment Corporation II (“FSIC II”). This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. Investors are advised to consider the investment objectives, risks, charges and expenses of FSIC II carefully before investing. A prospectus relating to the securities of FSIC II and containing this and other information about FSIC II has been _led with the Department of Law of the State of New York and the Securities and Exchange Commission and should be read carefully before investing. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.